SUPPLEMENT DATED OCTOBER 23, 2008

TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF

WESTERN ASSET INSTITUTIONAL GOVERNMENT MONEY MARKET FUND DATED SEPTEMBER 15, 2008 AND WESTERN ASSET GOVERNMENT MONEY MARKET FUND

DATED AUGUST 1, 2008

Effective as of the date of this Supplement, the following replaces any contrary information in the Prospectuses and Statements of Additional Information (“SAI”) of each fund listed above (the “Fund”). This Supplement does not purport to be a complete description of the Funds and should be read in conjunction with the relevant Prospectus and SAI referred to above.

The Fund invests exclusively in short-term U.S. Government obligations, including securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or sponsored entities, and U.S. Treasury securities and related repurchase agreements.

U.S. Government Securities/Obligations. Obligations issued or guaranteed as to payment of principal and interest by the U.S. Government (including Treasury bills, notes and bonds) or by its agencies, authorities, instrumentalities and sponsored entities (such as the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, the Export-Import Bank of the U.S., the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the U.S. Postal Service, the Federal Financing Bank and the Federal National Mortgage Association). Some of these securities (such as Treasury bills) are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury. Some of these securities may not pay interest but may be issued at a discount.

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